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                                                                   EXHIBIT 23(a)

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Cardinal Health, Inc. on Form S-8 filed as a Post Effective Amendment to Form S-4 Registration Statement No. 33-11803 of our report dated August 13, 1996, appearing in the Annual Report on From 10-K of Cardinal Health, Inc. for the year ended June 30, 1996.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Columbus, Ohio
October 14, 1996

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